Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011



                              The Montgomery Funds

                      Supplement dated April 8, 2002 to the
              Class R, Class P, Class A, Class B and Class C Share
                       Prospectuses dated October 31, 2001


Effective immediately, purchases will no longer be accepted into the Class R shares, Class A shares, Class B shares, and Class C shares of the Montgomery International Focus Fund.

Effective April 30, 2002, purchases will no longer be accepted into the Class R shares of the Montgomery Emerging Asia Fund.

Class R shares of the Montgomery Short Duration Government Bond Fund will be closing in the second quarter of 2002 to new direct investors. However, existing shareholders of the Montgomery Short Duration Government Bond Fund will continue to be able to make additional purchases into their accounts.